Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), is dated and effective November 22, 2024, between GREYSTONE HOUSING IMPACT INVESTORS LP f/k/a America First Multifamily Investors, L.P., a Delaware limited partnership, as sponsor (the “Sponsor”), ATAX TEBS II, LLC a Delaware limited liability company (“TEBS II” or the “Seller”), and THE PUBLIC FINANCE AUTHORITY, a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin (the “Authority”).

RECITALS

WHEREAS, pursuant to the Trust Agreement (the “Original Trust Agreement”) dated November 1, 2023 between the Authority and Wilmington Trust, National Association (the “Trustee”), the Authority issued its Affordable Housing Multifamily Certificates Series 2023-1 Class B-1 and Class B-2 (collectively, the “Certificates”) in order to acquire three series of Freddie Mac Class B Certificates (the “Original Assets”) including the Series M-031 Class B Certificates (Non-AMT) (the “M-031 Class B Certificates”);

WHEREAS, the M-031 Class B Certificates were issued pursuant to a Series Certificate Agreement (the “M-031 Agreement”) between the Federal Home Loan Mortgage Corporation, in its corporate capacity (“Freddie Mac”) and the Federal Home Loan Mortgage Corporation, in its capacity as Administrator dated as of July 1, 2014;

WHEREAS, pursuant to the M-031 Agreement and the related transaction documents, Freddie Mac purchased a pool of tax-exempt affordable housing bonds (the “M-031 Bonds”) from TEBS II which became the source of payments for the securities issued pursuant to the M-031 Agreement;

WHEREAS, in response to certain changes in the operation of the M-031 Agreement, the Seller elected to terminate the M-031 Agreement as a result of Freddie Mac’s decision not to renew its liquidity commitment, and on October 15, 2024 Freddie Mac delivered the M-031 Bonds to the Seller;

WHEREAS, the Seller deposited five of the M-031 Bonds, together with the nine additional bonds described on Schedule I (the “Custody Bonds”) with Wilmington Trust, National Association, in its capacity as custodian (the “Custodian”) under a Custody Agreement (the “Custody Agreement”) dated October 31, 2024 between the Seller and the Custodian;

WHEREAS, pursuant to the Custody Agreement, the Custodian issued one senior custody receipt and one subordinate custody receipt with respect to each of the 14 Custody Bonds and for Freddie Mac to credit enhance the senior custody receipts;

WHEREAS, the senior custody receipts were sold to the Authority pursuant to a separate agreement and the subordinate custody receipts were delivered to the Seller;

WHEREAS, at the written request of the Seller, and with the consent of the Class B-1 Holders, the Authority has agreed to amend the Original Trust Agreement, substitute the subordinate custody receipts issued pursuant to the Custody Agreement listed on Schedule I (the “SCE Assets”) for the M-031 Class B Certificates, and redeem a portion of the Class B-1 Certificates; and

WHEREAS, the Sponsor and Seller desire that the Seller sell, assign, transfer and otherwise convey the SCE Assets to the Authority, and the Authority desires to purchase the SCE Assets from the Seller, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereto hereby agrees as follows:

Section 1.
Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement.

“Amendment Date” means November 22, 2024.

“Administration Agreement” means the Administration Agreement dated November 1, 2023 by and among Greystone Housing Impact Investors LP, the Authority, and the Trustee.

“Indemnification Agreement” means the Indemnification Agreement dated November 1, 2023, between the Sponsor, as indemnitor, and the Authority, on behalf of itself and the Authority Indemnified Parties, as indemnitees.

“SCE Assets” means the Custody Receipts listed on Schedule I.

“Transaction” means the exchange of the M-031 Class B Certificates for the SCE Assets as set forth herein and all other agreements and transactions among the parties contemplated herein.

“Trust Agreement” means that certain Trust Agreement dated the Closing Date and entered into by the Trustee and the Authority.

“Trustee” means Wilmington Trust, National Association, as trustee under the Trust Agreement.

“UCC” means the Uniform Commercial Code as in effect in the relevant state from time to time.

Section 2.
Agreement to Exchange.
(a)
In consideration of promises contained herein, and subject to the terms and conditions set forth in this Agreement, including the satisfaction of the closing conditions set forth in Section 9,

(i)
At the request of the Sponsor and the Seller, the Authority has delivered the M-031 Class B Certificates to Freddie Mac on October 15, 2024 and Freddie Mac contemporaneously delivered the M-031 Bonds to the Seller;
(ii)
With the consent of the Holders, the Trustee redeemed $8,600,000 of Class B-1 Certificates and has held $15,077,000 (the “Cash Proceeds”) received from Freddie Mac in exchange for the delivery of the M-031 Class B Certificates in trust for the Holders;
(iii)
On October 31, 2024, the Seller delivered the SCE Assets to Wilmington Trust, National Association, to hold in trust pending the consummation of this Agreement and the amendment of the Trust Agreement;
(iv)
On the Amendment Date, the Authority agrees and directs the Trustee to deliver the Cash Proceeds to the Seller in exchange for the SCE Assets, registered in the name of the Trustee; and

(v) Use any Cash Proceeds remaining to redeem the B-1 Certificates.

(b)
By its delivery of the SCE Assets, the Seller hereby sells, assigns, transfers and otherwise conveys, without recourse (except as specified herein), all the right, title and interest of the Seller with respect to the SCE Assets from and after the Amendment Date and in and to the following property whether now owned or existing or hereafter acquired or arising: (i) the SCE Assets, including all rights to payment in respect thereof, (ii) all interest and principal received or receivable by the Seller on or with respect to the SCE Assets after the Amendment Date, (iii) all of the Seller’s right, title and interest in and to the proceeds of and any reserve or other comparable accounts related to the SCE Assets, and (iv) any other documents related thereto (the “SCE Assets”), to the Authority.
Section 3.
Additional Provisions Relating to the Conveyance of the SCE Assets.
(a)
At the direction of the Authority, on the Amendment Date, TEBS II shall deliver the definitive, physical securities representing the SCE Assets to the Trustee to be held as part of the Trust Estate pursuant to the Trust Agreement.
(b)
Furthermore, it is the express intent of the parties hereto that the conveyance of the SCE Assets by the Seller to the Authority on the Amendment Date as provided in this Agreement is absolute and unconditional, shall be, and shall be construed as, a sale of the SCE Assets by the Seller to the Authority and not a pledge of the SCE Assets by the Sellers to the Authority to secure a debt or other obligation of the Seller and shall not constitute a loan for federal and relevant state tax, bankruptcy and other purposes. Accordingly, from and after the Amendment Date, the Seller shall have no right, title or interest, in or to, or duties or obligations with respect to, the SCE Assets, and the parties intend that in the event of a bankruptcy of the Seller, none of the SCE Assets shall be included in such Seller’s bankruptcy estate. However, if, notwithstanding the intent of the parties, the SCE Assets are held to be property of the Sponsor or the Seller or if for any reason this Agreement is held or deemed to create a security interest in the SCE Assets, then on and after the Amendment Date:

(i)
this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the UCC;
(ii)
the conveyance provided for in this Agreement shall hereby grant from the Seller to the Authority, and the Seller hereby grants to the Authority, a security interest in and to all of the Seller’s right, title, and interest, whether now owned or hereafter acquired, in and to the SCE Assets and all proceeds thereof;
(iii)
the possession by the Authority or the Trustee of the SCE Assets and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a Authority or a Person designated by him or her, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Sections 9-306, 9-313 and 9‑314 thereof) as in effect in the relevant jurisdiction;
(iv)
notifications to Persons holding such property, and acknowledgments, receipts, confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for (as applicable), the Authority or the Trustee for the purpose of perfecting such security interest under the UCC; and
(v)
the Seller at the direction of the Authority or the Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that such security interest is a perfected security interest of first priority under applicable law and will be maintained as such. In connection herewith, the Authority and the Trustee shall have all of the rights and remedies of a secured party and creditor under the UCC as in effect in the relevant jurisdiction and may execute and file such UCC financing statements as may be reasonably necessary or appropriate to accomplish the foregoing.
Section 4.
Representations and Covenants of the Seller.
(a)
The Seller, as of the date hereof, hereby represents to the Authority that on and as of the Amendment Date:
(i)
the Seller is a duly organized, validly existing Delaware limited liability company;
(ii)
the execution and delivery of this Agreement by the Seller, the consummation by the Seller of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the organizational documents of the Seller, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Seller or its interests, (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Seller is a party or by which it is bound, or (4) the terms and provisions of the SCE Asset, or the rules and regulations of the issuer prohibiting or restricting the transfer of the SCE Asset, if any, with respect thereto;
(iii)
the Seller has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
this Agreement, assuming due authorization, execution and delivery by the Authority, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, and by the exercise of judicial discretion in appropriate cases;
(v)
the Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation will affect materially and adversely the ability of the Seller to perform its obligations under this Agreement;
(vi)
to the Seller’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Seller before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Seller from entering into this Agreement or could reasonably be expected to adversely affect the transfer of the SCE Assets by the Authority or the execution of, delivery by, or enforceability of this Agreement, against the Seller;
(vii)
no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Seller’s execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given or (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller of its obligations under this Agreement or the Authority’s right to transfer and assign the SCE Assets pursuant to the Trust Agreement or its right to receive Distributions with respect to the SCE Asset;

(viii)
the Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the transfer of the SCE Assets or the consummation of any of the other transactions contemplated hereby; and
(ix)
immediately prior to the transfer to the Authority, the Seller is the legal, beneficial and equitable owner of the entire ownership interest in the SCE Assets and the other related SCE Assets, free and clear of all liens and encumbrances, participation interests, rights to purchase, rights of first refusal and adverse claims and any and all other claims of any kind whatsoever.
(b)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Authority, the value of the SCE Assets or the interests in the SCE Assets transferred hereby, the party discovering such breach shall give prompt written notice of such breach to the other party.
(c)
The Seller has delivered, or caused to be delivered, the SCE Assets to the Trustee such that the Trustee has good and clear title to the SCE Assets.
(d)
With respect to any representation or warranty in this Agreement that is qualified by the words “to the Seller’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for managing, administering and transferring the SCE Assets on behalf of the Seller, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 5.
Representations of Sponsor.
(a)
The Sponsor, as of the date hereof, hereby represents to the Authority that on and as of the Amendment Date:
(i)
the Sponsor is a duly organized, validly existing Delaware limited partnership;
(ii)
the execution and delivery of this Agreement by the Sponsor, the consummation by the Sponsor of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Sponsor, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the organizational documents of the Sponsor, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Sponsor or its interests, (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Sponsor is a party or by which it is bound, or (4) the terms and provisions of the SCE Assets, or the rules and regulations of the issuer prohibiting or restricting the transfer of the SCE Assets, if any, with respect thereto;

(iii)
the Sponsor has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
this Agreement, assuming due authorization, execution and delivery by the Authority, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, and by the exercise of judicial discretion in appropriate cases;
(v)
the Sponsor is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation will affect materially and adversely the ability of the Sponsor to perform its obligations under this Agreement;
(vi)
to the Sponsor’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Sponsor before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Sponsor from entering into this Agreement or could reasonably be expected to adversely affect the acquisition of the SCE Assets by the Authority or the execution of, delivery by, or enforceability of this Agreement, against the Sponsor;
(vii)
no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Sponsor’s execution, delivery and performance of or compliance by the Sponsor with this Agreement, or the consummation by the Sponsor of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given or (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Sponsor of its obligations under this Agreement or the Authority’s right to transfer and assign the SCE Assets pursuant to the Trust Agreement or its right to receive Distributions with respect to the SCE Assets; and
(viii)
the Sponsor has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the transfer of the SCE Assets or the consummation of any of the other transactions contemplated hereby.

(b)
The Sponsor covenants and agrees that it has and will continue to promote the availability of affordable multifamily housing projects in the United States by investing in debt and equity securities and other investments that are tied to existing affordable multifamily housing and other similar multifamily assets.
(c)
The Sponsor covenants and agrees that this Agreement is one of the “Trust Documents” as defined in that Indemnification Agreement between the Sponsor and the Authority dated November 1, 2023 and that the indemnification provided therein to the Issuer Indemnified Parties by the Sponsor extends to and includes the Transaction and the execution and delivery of this Agreement and the Trust Amendment by the Authority.
(d)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Authority, the value of the SCE Assets or the interests in the SCE Assets transferred hereby, the party discovering such breach shall give prompt written notice of such breach to the other party.
(e)
With respect to any representation or warranty in this Agreement that is qualified by the words “to Sponsor’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Sponsor directly responsible for managing, administering and transferring the SCE Assets on behalf of the Sponsor, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 6.
Representations of the Authority.
(a)
The Authority, as of the date hereof, hereby represents to the Seller and Sponsor that:
(i)
the Authority is a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin;
(ii)
the execution and delivery of this Agreement by the Authority, the consummation by the Authority of the transactions contemplated in this Agreement, and the performance of, and compliance with, the terms of this Agreement by the Authority, do not conflict with or result in a breach of, violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (1) the Joint Exercise Agreement and by‑laws of the Authority, (2) any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, State of Wisconsin, or local governmental or regulatory authority or court) or the determination of any arbitrator binding on the Authority or its interests, or (3) any of the provisions of any indenture, mortgage loan, contract, instrument, or other document to which the Authority is a party or by which it is bound except where such breach, violation, or default would not have a material adverse effect on the performance by the Authority of its obligations under this Agreement;
(iii)
the Authority has the full power and authority to acquire the SCE Assets from the Seller and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
this Agreement, assuming due authorization, execution and delivery by the Seller and Sponsor, constitutes a legal, valid and binding obligation of the Authority, enforceable against the Authority in accordance with the terms hereof, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, by the application of equitable principles, by the exercise of judicial discretion in appropriate cases, and by the limitation on legal and equitable remedies against joint powers commissions or governmental units of the State of Wisconsin;
(v)
to the Authority’s knowledge, there is no litigation or investigation pending or threatened in writing directly against the Authority before any court, administrative agency or other tribunal to prohibit, or that could reasonably be expected to prohibit, the Authority from entering into this Agreement or could reasonably be expected to adversely affect the acquisition of the SCE Assets by the Authority or the execution or delivery by, or enforceability of this Agreement against, the Authority;
(vi)
no consent, approval, authorization or order of, registration or filing with, or notice to, any Wisconsin governmental authority or court is required, under federal or Wisconsin law, for the Authority’s execution, delivery and performance of or compliance by the Authority with this Agreement, or the consummation by the Authority of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Authority under this Agreement;
(vii)
the Authority has sought and obtained financial, legal (including securities law), tax, accounting and other advice (including as it relates to structure, timing, terms and similar matters and compliance with legal requirements applicable to the Authority) with respect to the SCE Assets from its own advisors (and not from the Seller or Sponsor); and
(viii)
the Seller and Sponsor have provided Authority all information and documentation that has been requested by the Authority in order for the Authority to conduct its own investigation to the extent it deemed necessary. The Authority has been offered an opportunity to have made available to it any and all such information it might request regarding the SCE Assets and the collateral for the SCE Assets. The Authority is not relying on any other party or person, other than the Seller or Sponsor, to undertake the furnishing or verification of information related to the SCE Assets.
(b)
Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller or Sponsor, the party discovering such breach shall give prompt written notice of such breach to the Seller and Sponsor.
(c)
With respect to any representation or warranty in this Agreement that is qualified by the words “to Authority’s knowledge” or words of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the individual officers and employees of the Authority directly responsible on behalf of the Authority for the Authority’s representations and covenants herein and its participation in the transactions contemplated by this Agreement, managing, administering and receiving the SCE Assets on behalf of the Authority, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so.
Section 7.
Relationship Among Parties to this Agreement. Each party will be deemed to represent to the other party as of the date hereof and on the Amendment Date that:
(a)
It is acting for its own account, and it has made its own independent decisions to enter into this Agreement, including the Transaction and as to whether such Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party (or any affiliate thereof) as investment advice or as a recommendation to enter into any Transaction; it being understood that information and explanations related to the terms and conditions of any Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party (or any affiliate thereof) shall be deemed to be an assurance or guarantee as to the expected results of any Transaction.
(b)
It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.
(c)
The other Party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.
Section 8.
Closing.
(a)
The closing of the exchange and delivery of the SCE Assets (the “Closing”) shall be held via conference call to be arranged by the parties on the Amendment Date.

(b)
The Closing shall be subject to each of the following conditions:
(i)
all of the representations and warranties of the Seller, the Sponsor and the Authority specified herein shall be true and correct as of the Amendment Date;
(ii)
no default or Event of Default (or an event which, with notice or the lapse of time, or both, would constitute a default) shall exist with respect to any Portfolio Asset;
(iii)
all documents specified in Section 9, in such forms as are agreed upon and acceptable to the Authority and other documents to be delivered by or on behalf of the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;
(iv)
the Seller shall have delivered and released to the Authority or the Trustee, as the case may be, all documents and funds required to be so delivered on or before the Amendment Date pursuant to Section 2; and
(v)
all other terms and conditions of this Agreement required to be complied with on or before the Amendment Date shall have been complied with, and the Seller and the Sponsor shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Amendment Date.
(c)
Each of the parties agree to use their reasonable best efforts to perform their respective obligations hereunder.
Section 9.
Documents to Be Delivered at Closing. The following documents shall be delivered on the Closing Date:
(a)
This Agreement duly executed and delivered by the Seller, the Sponsor and the Authority;
(b)
The Amended and Restated Trust Agreement dated November 22, 2024, duly executed and delivered by the Trustee and the Authority;
(c)
Consent of the Certificateholders; and
(d)
Delivery of such additional certificates, opinions and documents as the Authority, the Sponsor, and the Seller may reasonably request.
Section 10.
Costs. All of the costs and expenses, if any, of either party incurred in connection with the Transactions shall be paid on the Closing Date from proceeds of the Certificates held by the Trustee.
Section 11.
Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by email (or any other type of electronic transmission agreed upon by the parties), at the following address or such other address as may hereafter be specified by such party.

To the Authority:	Public Finance Authority Suite 900 22 East Mifflin Street Madison, Wisconsin 53703 Attention: Michael LaPierre and Scott Carper E-mail: mlapierre@pfauthority.org and scarper@pfauthority.org

To the Sponsor:	Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

with copies to:	Kutak Rock LLP 1650 Farnam Street Omaha, Nebraska 68130 Attention: Conal Hession Email: conal.hession@kutakrock.com

To Holdings:

ATAX TEBS Holdings, LLC

c/o Greystone Housing Impact Investors LP

14301 FNB Parkway

Suite 211

Omaha, Nebraska 68154

Attention: Jesse A. Coury and Andy Grier

Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS II:	ATAX TEBS II, LLC c/o Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS III:

ATAX TEBS III, LLC

c/o Greystone Housing Impact Investors LP

14301 FNB Parkway

Suite 211

Omaha, Nebraska 68154

Attention: Jesse A. Coury and Andy Grier

Email: jesse.coury@greyco.com and andy.grier@greyco.com

To TEBS IV:	ATAX TEBS IV, LLC c/o Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

Section 12.
Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Sponsor, or the Authority submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the SCE Assets by the Seller to the Authority or its designee.
Section 13.
Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.
Section 14.
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.
Section 15.
Governing Law, Venue and Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF WISCONSIN, EXCLUDING CONFLICTS OF LAWS PROVISIONS. FOR PURPOSES OF ANY SUIT, ACTION OR PROCEEDING INVOLVING THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF SUCH SUIT, ACTION OR PROCEEDING, EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS TO THE EXCLUSIVE

JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN DANE COUNTY, WISCONSIN. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN SUCH STATE OR UNITED STATES FEDERAL COURT AND FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
Section 16.
Further Assurances. The Parties agree (in the case of the Authority subject to Section 10.22 of the Trust Agreement, which is hereby incorporated by this reference), to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
Section 17.
Remedies. All rights and remedies herein given or granted to any party hereunder are cumulative, nonexclusive and in addition to any and all rights and remedies that may have been or may be given by reason of any law, statute, ordinance or otherwise.
Section 18.
Successors and Assigns. The rights and obligations of the Seller or the Sponsor under this Agreement shall not be assigned by the Seller or the Sponsor without the prior written consent of the Authority, except that any Person into which the Seller or the Sponsor may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which any of the Seller or the Sponsor are a party, or any Person succeeding to all or substantially all of the business of the Seller or the Sponsor, shall be the successor to the Seller or the Sponsor, as applicable, hereunder. The Authority has the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Sponsor and the Authority, and their permitted successors and assigns.
Section 19.
Amendments. No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.
Section 20.
Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.
Section 21.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT

OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the Seller, the Sponsor, and the Authority have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

GREYSTONE HOUSING IMPACT INVESTORS LP, as Sponsor

By: /s/ Jesse A. Coury

Name: Jesse A. Coury

Title: Chief Financial Officer

[Signature Page to Exchange Agreement]

ATAX TEBS II, LLC, as Seller

By: /s/ Jesse A. Coury

Name: Jesse A. Coury

Title: Chief Financial Officer

[Signature Page to Exchange Agreement]

Public FINANCE AUTHORITY, as Authority

By: /s/ Amity A. Dias

Name: Amity A. Dias

Title: Assistant Secretary

[Signature Page to Exchange Agreement]

SCHEDULE I

SCE Custodial Receipts Series	CUSIP	Outstanding Balance as of October 1, 2024	Related Bond	Related Bond CUSIP
Series 2024-PRA-1	45506CBP1	$717,000.00	Indiana Housing and Community Development Authority Multifamily Housing Revenue Bond, Series 2013A (Copper Gate Apartments Project)	45506CAJ6
Series 2024-PRA-2	13079PZU0	$940,966.08	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Harden Ranch Apartments Project) 2013 Series V-1	13079PVK6
Series 2024-PRA-3	60535NDL8	$718,274.37	Mississippi Home Corporation Multifamily Housing Revenue Bonds (Jackson Manor Apartments) 2021-4	60535NCL9
Series 2024-PRA-4	38122MAH7	$1,107,864.52	Golden State Finance Authority Senior Housing Revenue Bonds (Montecito at Williams Ranch Apartments Project) Series 2017A-1	38122MAA2
Series 2024-PRA-5	38119VAU3	$984,840.82	Golden State Finance Authority Senior Housing Revenue Bonds (Montevista Senior Apartments Project) 2019 Series B-1	38119VAQ2
Series 2024-PRA-6	74441XHV4	$2,645,872.49	Public Finance Authority Multifamily Housing Revenue Bonds (The Palms at Premier Park Apartments Project) Series 2013	74441XAH2
Series 2024-PRA-7	13079PZW6	$819,096.20	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds	13079PVH3

			(Tyler Parks Townhomes Apartments Project) 2013 Series W-1
Series 2024-PRA-8	085278CZ0	$2,353,516.49	Bernalillo County, New Mexico Multifamily Housing Revenue Bonds (The Village at Avalon Apartments Project) Senior Series 2015A	085278CV9
Series 2024-PRA-9	38122CAY2	$576,888.50	Golden State Finance Authority Multifamily Housing Revenue Bonds(Vineyard Gardens Apartments Project) 2017 Series B-1	38122CAN6
Series 2024-PRA-10	13079PZY2	$1,784,257.44	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Westside Village Apartments Project) 2013 Series X-1	13079PVJ9
Series 2024-PRA-11	130483GZ7	$593,695.35	California Municipal Finance Authority Multifamily Housing Revenue Bonds (Ocotillo Springs Apartments) 2020 Series A	130483EH9
Series 2024-PRA-12	13034PK48	$558,975.78	California Housing Finance Agency Limited Obligation Multifamily Housing Revenue Bonds (CCBA Senior Garden Apartments) 2020 Issue G	13034PG35
Series 2024-PRA-13	38122MAK0	$389,260.86	Golden State Finance Authority Senior Housing Revenue Bonds (Solano Vista Senior Apartments Project) 2018 Series A-1	38122MAC8
Series 2024-PRA-14	130483HB9	$583,552.29	California Municipal Finance Authority Multifamily Housing Revenue Bonds (Anaheim and Walnut Project) 2021 Series A-1	N/A

[Signature Page to Exchange Agreement]